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                                                                    EXHIBIT 32.1


                   CERTIFICATION OF PERIODIC REPORT PURSUANT
                  TO SECTION 906 OF SARBANES-OXLEY ACT OF 2002


CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Sergio Moren, Chief Executive Officer of Registrant, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: December 11, 2003                     /s/    Sergio Moren
                                            -----------------------------------
                                            Sergio Moren
                                            Chief Executive Officer





CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Registrant") I, Francisco Sanchez, Chief Financial Officer of Registrant , certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: December 11, 2003                     /s/    Francisco Sanchez
                                            -----------------------------------
                                            Francisco Sanchez
                                            Chief Financial Officer






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